UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 24, 2021, AeroVironment, Inc. (the “Company”), issued a press release announcing its acquisition of the Intelligent Systems Group business segment (“ISG”) of Progeny Systems Corporation, a Virginia corporation (the “Seller”), which transaction is described further under Item 8.01 below. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On February 23, 2021, the Company purchased (the “Acquisition”) the assets of, and assumed certain liabilities of, ISG pursuant to the terms of an Asset Purchase Agreement (the “Purchase Agreement”) of the same date by and among the Company, the Seller and the sole shareholder of Seller (the “Beneficial Owner”). ISG is engaged in development of artificial intelligence-enabled computer vision, machine learning and perceptive autonomy technologies and provides related services to United States government customers.

In connection with the Acquisition, the Company (i) agreed to pay a base purchase price of $30,000,000 in cash at closing and (ii) may pay additional cash consideration of up to $6,000,000 based on the achievement of certain revenue targets by ISG during the 3 years following closing, in each case, subject to the terms and conditions of the Purchase Agreement, including certain customary adjustments.

As a condition to closing pursuant to the Purchase Agreement, the Company and the Seller entered into certain ancillary agreements, including a transition services agreement and two subleases pursuant to which the Seller will provide the Company certain services and facilities space to accommodate the transition of ISG to the Company.

The parties to the Purchase Agreement have made representations, warranties, and covenants that are customary for a transaction of this type, including, among other things, restrictions on the Seller and the Beneficial Owner from engaging in certain competitive activities, as well as mutual indemnification obligations between the Company and the Seller. To supplement certain indemnifications provided by the Seller, the Company obtained a representation and warranty insurance policy.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated February 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: February 24, 2021	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer

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